UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2015

PFSweb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Millennium Drive Allen, TX		75013
(Address of principal executive offices)		(zip code)

(972) 881-2900

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of independent registered public accounting firm

The Audit Committee of the Board of Directors of PFSweb, Inc. (the “Company”) recently completed a competitive process to select the independent audit firm to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2015. On September 9, 2015, the Audit Committee of the Board of Directors of the Company approved and notified Grant Thornton LLP (“GT”) that it was dismissing GT as its independent registered public accounting firm effective immediately.

The reports of GT on the financial statements of the Company for the years ended December 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2014 and 2013 and through September 9, 2015, there have been no (i) disagreements with GT on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GT, would have caused them to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years; or (ii) “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GT with a copy of this Form 8-K, and has requested that GT furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated September 11, 2015, indicating that GT is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.

Engagement of independent registered public accounting firm

On September 9, 2015, the Audit Committee of the Board of Directors of the Company engaged BDO USA, LLP (“BDO”) as the Company’s independent registered public accountant for the fiscal year ending December 31, 2015.

During the fiscal years ended December 31, 2014 and December 31, 2013, and through the subsequent interim period ended September 9, 2015, neither the Company nor anyone on its behalf has consulted with BDO regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Grant Thornton LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2015

PFSweb, Inc.

By:	/s/ Thomas J. Madden

Name:	Thomas J. Madden
Title:	Executive Vice President and Chief Financial and Accounting Officer